FUNDVANTAGE TRUST
(THE “TRUST”)
CORVERUS STRATEGIC EQUITY FUND
(THE “FUND”)
Supplement dated April 29, 2011 to the Prospectus and
Statement of Additional Information (“SAI”) for the Fund dated September 1, 2010
The information in this Supplement contains new and additional information beyond that in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.
On March 29, 2011, the principals of Piedmont Investment Advisors, LLC (“Piedmont”) entered into an agreement to admit Rosemont Partners, II L.P. (“Rosemont”), a private equity fund of Rosemont Investment Partners, LLC, as an equity member, whereby Rosemont acquired an interest in excess of 25% in Piedmont effective as of April 28, 2011 (the “Transaction”). The terms of the Transaction provide that there will be no changes to Piedmont’s management structure, investment philosophy, operating procedures or investment management or client service personnel. In anticipation of the Transaction, Piedmont redeemed membership interests of North Carolina Mutual Life Insurance Company (“NCM”) at the end of 2010 and Legato Capital Management Ventures LLC (“Legato”) in April 2011, and accordingly NCM and Legato no longer have an interest in Piedmont.
The Transaction resulted in a change of control of Piedmont and, pursuant to relevant provisions of the Investment Company Act of 1940, as amended, effectively terminated the agreement for investment advisory services between the Trust, on behalf of the Fund, and Piedmont. However, Piedmont will continue to manage the Fund under an Interim Investment Advisory Agreement (the “Interim Agreement”) that was approved by the Board of Trustees of the Trust in anticipation of the Transaction. The terms of the Interim Agreement, including the amount of compensation payable to Piedmont, are substantially identical to those of the recently terminated agreement for investment advisory services except that (i) the Interim Agreement has a maximum term of 150 days, (ii) the Trustees or a majority of the Fund’s outstanding shares may terminate the Interim Agreement at any time, without penalty, on not more than 10 days’ written notice, and (iii) the compensation earned by Piedmont under the Interim Agreement will be held in an escrow account until Fund shareholders approve a new investment advisory agreement with Piedmont, after which the amount in the escrow account plus any interest will be paid to Piedmont. If Fund shareholders do not approve a new investment advisory agreement with Piedmont, Piedmont will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing under the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned).
Shareholders of the Fund will be asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Piedmont at a meeting of shareholders expected to be held on June 30, 2011.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE